Expensify

Q3 2023 Earnings



November 7th, 2023

Expensify

Disclaimer

All information included in this presentation is unaudited.

FORWARD-LOOKING STATEMENTS

Forward-looking statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1955. These statements include statements regarding our strategy, future financial condition, future operations, future cash flow, projected costs, prospects, plans, objectives of management, expected market growth, the amount and timing of any share repurchases and our stock-based compensation estimates, and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the impact on inflation on us and our members; our borrowing costs have and may continue to increase as a result of increases in interest rates; our expectations regarding our financial performance and future operating performance; our ability to attract and retain members, expand usage of our platform, sell subscriptions to our platform and convert individuals and organizations into paying customers; the timing and success of new features, integrations, capabilities and enhancements by us, or by competitors to their products, or any other changes in the competitive landscape of our market; the amount and timing of operating expenses and capital expenditures that we may incur to maintain and expand our business and operations to remain competitive; the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; our ability to make required payments under and to comply with the various requirements of our current and future indebtedness; our cash flows, the prevailing stock prices, general economic and market conditions and other considerations that could affect the specific timing, price and size of repurchases under our stock repurchase program or our ability to fund any stock repurchases; geopolitical tensions, including the war in Ukraine and the escalating conflict in Israel, Gaza and surrounding areas; our ability to effectively manage our exposure to fluctuations in foreign currency exchange rates; the increased expenses associated with being a public company; the size of our addressable markets, market share and market trends; anticipated trends, developments and challenges in our industry, business and the highly competitive markets in which we operate; our expectations regarding our income tax liabilities and the adequacy of our reserves; our ability to effectively manage our growth and expand our infrastructure and maintain our corporate culture; our ability to identify, recruit and retain skilled personnel, including key members of senior management; the safety, affordability and convenience of our platform and our offerings; our ability to successfully defend litigation brought against us; our ability to successfully identify, manage and integrate any existing and potential acquisitions of businesses, talent, technologies or intellectual property; general economic conditions in either domestic or international markets, including geopolitical uncertainty and instability; our protections against security breaches, technical difficulties, or interruptions to our platform; our ability to maintain, protect and enhance our intellectual property; and other risks discussed in our filings with the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

NON-GAAP FINANCIAL MEASURES

This presentation contains certain Non-GAAP financial measures, such as Non-GAAP net loss, adjusted EBITDA, and free cash flow which we believe are useful in evaluating our business, results of operations and financial condition. These measures are not prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) and have important limitations as analytical tools. Non-GAAP financial measures are supplemental, should only be used in conjunction with results presented in accordance with GAAP, should not be considered in isolation or as a substitute for such GAAP results, and may be different from similarly titled metrics or measures presented by other companies. For a reconciliation of Non-GAAP net income, adjusted EBITDA and free cash flow to the nearest comparable GAAP figures, please see the appendix to this presentation.

Expensify

Growth Strategy

Acquiring new Expensify customers

Expanding the number of seats for current Expensify customers

Increasing Expensify Card adoption for new and current customers

Adding new viral loops as platform capabilities expand

Continuing our organic international expansion

Expensify

Three key strategies for Expensify's long-term success

1. Enormous untapped market opportunity
2. Unique bottom-up acquisition model
3. Subscription based core business model

Expensify

The VSB/SMB market is huge


1.3Bn people work at firms with 0-250 employees
Single employee
1.8%
101 to 249 employees
16.5%
2 to 10 employees
26.1%
51 to 99 employees
15.2%
11-50 employees
40.4%

Source: https://www.census.gov/data/tables/2022/econ/abs/2022-abs-company-summary.html. Census data collected in 2021.

Expensify

But you cannot underwrite the smallest firms for a corporate card

	% of Total Employees*	Annual Revenue per Firm	Underwriting Efficiency
Single employee firms	2%	$200k	LOW
Firms with 2-10 employees	26%	$450k	LOW
Firms with 11-50 employees	40%	$2.5M	MEDIUM
Firms with 51-100 employees	15%	$10M	HIGH
Firms with 101-250 employees	17%	$26M	HIGH

* Employees working at firms with headcount of 0-250 (Source: https://www.census.gov/data/tables/2022/econ/abs/2022-abs-company-summary.html. Census data collected in 2021.)

Expensify

We already have inbound momentum


100%
75%
50%
25%
0%
100%
76%
9%
15%
Total Signups
Public Email (likely individuals)
Unenrichable private email (likely VSBs)
Enrichable private email (likely SMB+)

Source: Weekly sign up data broken down by public domain emails, private emails that Clearbit can provide company enrichment data for, and private emails that Clearbit cannot provide company enrichment data for.

Expensify

To capitalize on the momentum, we need to strengthen the engagement for the massive freemium lead pipeline



Discover — Start — Activate — Convert — Scale

Expensify

Q3 Product Update

New Expensify

Expensify

End-user request money flow


Chats
AW
Expensify
Hey there, welcome to Expensify! If you...
New chat
New group
Send money
Request money
Split bill
New Workspace
Get the Expensify Card and more!


New chat
bob@constructionpals.com
bob@constructionpals.com
bob@constructionpals.com
Q W E R T Y U I O P
A S D F G H J K L
Z X C V B N M
123
space
return


bob@construction...
Say hello!
This is the beginning of your chat history with bob@constructionpals.com
You can also use the + button below to send or request money. Try it, it's super easy!
Write something...


Request money
Cash
Receipt
Distance
$20
1 2 3
4 5 6
7 8 9
. 0
Next


bob@construction...
Say hello!
This is the beginning of your chat history with bob@constructionpals.com
You can also use the + button below to send or request money. Try it, it's super easy!
AW
Alice Walker Sep 29 at 11:45 AM
Sent a request to bob@constructionpals.com for $20.00 for Gas
$20.00
Gas Money
Review & Pay
Driving to the Jefferson's build site
Write something...

Manager receives an email


Gmail
Search mail
Compose
Inbox 1
Starred
Snoozed
Sent
Drafts
More
7 of 785
En
Alice is requesting $20
Inbox ×
Alice <replies+12345678@expensify.com>
to me
Fri, Oct 13, 4:20 PM
Shawn owes:
$20.00
Gas money
Pay
Driving to the Jefferson's build site
To respond, head over to new.expensify.com or reply directly to this message.
Expensify is a payments app and simplifies money management and payments for individuals and businesses

Expensify

Manager pays using a Business account



Alice
Say hello!
This is the beginning of your chat history with Alice.
You can also use the + button below to send or request money. Try it, it's super easy!
Alice & Bob Today at 1:06PM
Bob owes:
$20.00
Gas money
Pay
Write something...
Alice
Say hello!
Personal debit card
Personal bank account
Business bank account
Pay elsewhere
Pay
Write something...
Connect bank account
Streamline payments
Add a bank account and issue corporate cards, reimburse expenses, collect invoice payments, and pay bills, all from one place.
Choose an option below:
Connect bank account
Connect manually
Or use an existing account:
Bob Borton
Account ending in 1234

Expensify

We create a workspace in the background


Alice
Say hello!
This is the beginning of your chat history with Alice.
You can also use the + button below to send or request money. Try it, it's super easy!
Bob Today at 12:49PM
I've moved this request to our workspace, Construction Pals™, here
Write something...


Construction Pals™
Workspace
Say hello!
Collaboration between Alice and Construction Pals™ starts here! 🎉 This is the place to chat, request money and settle up.
You can also use the + button below to request money or assign a task!
Construction Pals™ & Alice Today at 1:06PM
Construction Pals™ owes:
$20.00
Gas money
Pay
Write something...

Expensify

Q3
Business Update

Expensify

Our focus remains on general awareness

- SEO & paid digital advertising
  - Investments in SEO, SEM, and content marketing continued in Q3; seeing promising results within the channel.
- Conferences/Events
  - Attended Xero and Oracle NetSuite's global conferences as top sponsors. SaaStr Global conference selected New Expensify for conference networking for its 10,000 attendees.
- Sales update
  - Due to the ROI on digital marketing outpacing our outbound sales efforts, the company has sunset its SDR program.

Expensify

Recent platform updates

- The Expensify Card
  - Accounting Partners who onboard clients to the Expensify Card receive 50 basis points in revenue share for their clients, further strengthening the company's presence in the accounting channel.
  - Net interchange derived from the Expensify Card increased 16% quarter over quarter (compared to Q2 2023) and 65% year over year (compared to Q3 2022).
- Insights
  - The company announced its Insights feature, which allows any Expensify member to easily monitor all aspects of company spend across categories such as employees, projects, departments, and subsidiaries.
- Launched P2P w/ MTLs
  - Expensify announced consumer use cases, launching new Split case and Expensify Wallets (using MTLs) at Money2020.

Expensify

Q3 Financials

Expensify

Q3 2023

Revenue	Average Paid Members	Net Interchange
$36.5MM	719,000	$3.1MM

Expensify

Q3 2023

Operating Cash Flow
(Includes timing of customer funds)

$(5.1MM)

Free Cash Flow[1]
(Excludes timing of customer funds)

$(7.1MM)

Net Loss

$(17.0MM)

Non-GAAP Net Loss[2]

$(6.7MM)

Adj. EBITDA[3]

$(3.5MM)

[1] We define Free cash flow as net cash (used in) provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs. Please see appendix for GAAP to non-GAAP reconciliation.

[2] We define Non-GAAP Net Loss as net income (loss) excluding stock-based compensation.

[3] We define Adjusted EBITDA as net income (loss) excluding provision for income taxes, interest and other expenses, net, depreciation and amortization and stock-based compensation. Please see appendix for GAAP to Non-GAAP reconciliation.

Expensify

Interchange Treatment Update

Expensify Card Interchange Update

- Expect to start issuing new Expensify Cards with new revenue treatment before end of year.
- Expensify is stepping in as the program manager of these new cards
  - Benefits include:
    - ~20% more interchange
    - Different accounting treatment: Interchange is revenue, rather than contra cost of revenue.
- Transition from old card program to new card program for all members expected to start in Q4 2023 and finish by EOY 2024.

Expensify

Expense Reductions

Expensify

Internal expense reduction is an area of focus

- Adapting to current economic conditions
  - The percentage of customers citing business closing / downsizing as reason for reducing subscriptions has jumped nearly 50% from Q1 2023.
- Controlling internal costs

  We are adjusting internal expenses in response to the economic headwinds facing revenue
  - Reduced debt by $36MM in October, reducing projected Q4 2023 and FY 2024 interest expense by $0.9MM and $3.8MM, respectively.
  - Further internal expense cuts are expected to reduce operating costs by ~$15MM in 2024.
  - We expect to be cash flow positive in 2024 and beyond.

Expensify

Q4 2023

Monthly Paid Members


800,000
750,000
700,000
650,000
600,000
5/1/2020
7/1/2020
9/1/2020
11/1/2020
1/1/2021
3/1/2021
5/1/2021
7/1/2021
9/1/2021
11/1/2021
1/1/2022
3/1/2022
5/1/2022
7/1/2022
9/1/2022
11/1/2022
1/1/2023
3/1/2023
5/1/2023
7/1/2023
9/1/2023
11/1/2023

October Paid Members

730,000

Denotes October 2023 activity

Note: There can be no assurances that the trends of previous fourth quarters are representative of future trends.

Expensify

Q3 2023 Summary

- Net interchange increased 16% quarter over quarter and 65% year over year; the Expensify Card continues to grow.
- Remain in a rebuilding phase as we continue the transition to our new platform in Q4.
- Early reception to the new platform continues to be positive; continue to push forward on an ambitious and aggressive product roadmap.
- Focus on eliminating costs across the board; expect to be free cash flow positive in 2024 and beyond.

Expensify

Q&A

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Expensify

Appendix

Expensify

GAAP to Non-GAAP Reconciliation: Non-GAAP Net Loss

	Three months ended September 30, 2023 *(unaudited, in thousands)*
Net loss	**$ (17,003)**
Add:	
Stock-based compensation	10,267
Non-GAAP Net loss[1]	**$ (6,736)**

[1] We define Non-GAAP Net loss as net income (loss) excluding stock-based compensation.

Expensify

GAAP to Non-GAAP Reconciliation: Adjusted EBITDA

	Three months ended September 30, 2023 *(unaudited, in thousands)*
Net loss	**$ (17,003)**
Provision for income taxes	(270)
Interest and other expenses, net	2,375
Depreciation and amortization	1,082
Stock-based compensation	10,267
Adjusted EBITDA	**$ (3,549)**

Note: We define Adjusted EBITDA as net income (loss) excluding provision for income taxes, interest and other expenses, net, depreciation and amortization and stock-based compensation.

Expensify

GAAP to Non-GAAP Reconciliation: Free Cash Flow

	Three months ended September 30, 2023 *(unaudited, in thousands)*
Net cash used in operating activities	**$ (5,106)**
(Increase) decrease in changes in customer assets and liabilities	
Settlement assets	(4,137)
Settlement liabilities	3,833
Adjusted operating cash flow	**$ (4,802)**
Less:	
Purchases of property and equipment	(624)
Software development costs	(1,687)
Free cash flow	**$ (7,113)**

Note: We define Free cash flow as net cash (used in) provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs.

Expensify

Estimated Stock-Based Compensation (Millions) - Next 4 Quarters

	Q4 2023		Q1 2024		Q2 2024		Q3 2024	
	Low	High	Low	High	Low	High	Low	High
Cost of revenue, net	$ 3.0	$ 3.6	$ 2.8	$ 3.4	$ 2.7	$ 3.3	$ 2.7	$ 3.2
Research and development	3.3	4.0	3.1	3.8	3.0	3.7	3.0	3.7
General and administrative	2.1	2.5	2.0	2.4	1.9	2.3	1.8	2.3
Sales and marketing	1.4	1.7	1.3	1.6	1.3	1.6	1.2	1.5
Total	**$ 9.8**	**$ 11.8**	**$ 9.2**	**$ 11.2**	**$ 8.9**	**$ 10.9**	**$ 8.7**	**$ 10.7**

Note: Expensify's outlook statements are based on current expectations. These statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth in the Disclaimer at the front of this presentation.